UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                Date of Event Requiring Report: February 24, 2003
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                          INTERNATIONAL WIRELESS, INC.
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             (Exact name of Registrant as Specified in Its Charter)


           Maryland                     000-27045              36-4286069
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                          Identification No.)


                              120 Presidential Way
                                Woburn, MA 01801
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (781) 939-7252
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          (Former name or former address, if changes since last report)


ITEM  5.  OTHER EVENTS.

     By a Special Meeting of the Shareholders held on the 24th day of February, 2003 at the Company's office in Woburn, Massachusetts, a quorum representing 13,555,274 issued shares being present, it was unanimously approved that Stanley
A. Young, and Christien A. Ducker be elected to the Board of Directors of the Company until the next Annual Meeting of Shareholders, whereby hereafter, the Board of Directors will consist of Dr. Ira R. Weiss as Chairman, Stanley A. Young, Michael Dewar, John B. Kelly, Christien A. Ducker and Adam D. Young.

     By a Special Meeting of the Directors held on the 24th day of February, 2003 at the Company's office in Woburn, Massachusetts, all the directors present in person or by telephone, it was unanimously approved that Michael Dewar be appointed as the Company's Treasurer, and Attorney Jerry Gruenbaum, be appointed as the Company's Secretary.

     MR. Young is the Company's Co-Founder, former Chairman and Director of Merger's and Acquisitions. His background over the past 40 years includes being a founder, financier, and director of many successful companies in a variety of industries including plastics manufacturing, consumer products and computer software.

     Ms. Ducker brings her extensive experience as a successful consultant to a variety of Fortune 500 companies including AT&T and Anheiser Bush. She has international experience as a founder, partner, manager, executive officer and CEO in a variety of industries including automobile dealerships, internet business solutions, data management and Telecommunications. She has been working with development teams in major financial, telecommunications and manufacturing companies to establish their internet and intranet initiatives. She has studied economics and political science at the London School of Economics and International Business Law at the University of Southern California.

     Mr.  Dewar,  is the Company's  other  Co-Founder  and its' Chief  Operating
Officer. He has extensive experience and success in equity financing and fundraising. He has experience as a founder, financier and Director of several companies, particularly early stage technology start-up situations.

     Attorney Gruenbaum, is the Company's current General Counsel. He is admitted to practice law since 1979 and is a licensed attorney in various states including the States of Massachusetts and Connecticut, where he maintains his practice specializing in Securities Law, Mergers and Acquisitions, Corporate Law, Tax Law, International Law and Franchise Law. He is a former President and a Chairman of the Board of Directors of a multinational publicly traded company with operations in Hong Kong and the Netherlands.

     Adam J. Cogley remains the Company's Controller. All of the new appointees' employment agreements with the exception as to title and capacity with the Company remain unchanged.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 4, 2003                            International Wireless, Inc.
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                                                 (Registrant)

                                                  /s/  Michael Dewar
                                                 ------------------------------
                                                 Michael Dewar, Treasurer & COO

                                                  /s/  Jerry Gruenbaum
                                                 ------------------------------
                                                 Jerry Gruenbaum, Secretary